UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2011 (May 18, 2011)

NETWORK ENGINES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30863	04-3064173
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation		Identification No.)

25 Dan Road, Canton, MA	02021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 332-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On May 19, 2011 Network Engines Inc. (“NEI” or the “Company”), announced that it had been notified by EMC Corporation (“EMC”), that, as part of a strategic initiative, the integration of EMC’s Avamar product line will be dual sourced beginning in the quarter ending September 30, 2011.  Although this does not impact the financial guidance that NEI provided on April 28, 2011 for the quarter ending June 30, 2011, it will impact financial results beginning in the quarter ending September 30, 2011.  Based on the Company’s current customer forecast and estimates, the impact of this change is expected to be a $5 million to $7 million reduction in this program’s revenues to NEI and a $500,000 to $700,000 reduction in net income for the quarter ending September 30, 2011.  The Company expects the impact on future quarters, beginning in the quarter ending December 31, 2011, to be a $9 million to $11 million reduction in this program’s quarterly revenues to NEI and a $900,000 to $1.1 million reduction in net income.  Despite this anticipated reduction, NEI expects to remain profitable.

The information in this Item 7.01 on Form 8-K, as well as in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Statements in this Current Report on Form 8-K regarding the Company’s future financial performance, including statements regarding future revenues, net income and profitability and any other statements about the future expectations, beliefs, goals, plans or prospects of the Company or the Company’s management, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including those factors contained in the Company’s most recent Annual Report on Form 10-K for the year ended September 30, 2010 and the most recent Form 10-Q for the quarter ended March 31, 2011 under the sections entitled “Risk Factors” in such reports as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission.  Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” and “would” or similar words.  The Company assumes no obligations to update the information included in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release entitled “ NEI ANNOUNCES LARGEST CUSTOMER’S PLAN TO DUAL SOURCE SPECIFIC PRODUCT LINE ”

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK ENGINES, INC.

Date: May 19, 2011	By:	/s/ Douglas G. Bryant
Douglas G. Bryant
Chief Financial Officer, Treasurer and Secretary